Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

14. Subsequent Events

The Company has evaluated subsequent events occurring through May 15, 2026, the date the condensed consolidated financial statements were issued, for events requiring recording or disclosure in the Company’s condensed consolidated financial statements.

In April 2026, the Company entered into subscription agreements with two related party investors pursuant to which the Company agreed to issue and sell an aggregate of 1,184,512 shares of its Common Stock at prices between $0.83 and $0.89 per share. The Company received gross proceeds of approximately $1.0 million from the related party subscription agreements.

In April 2026, the Company issued 219,429 shares of its Common Stock at a price of $0.83 per share in exchange for the settlement of approximately $0.2 million of unpaid cash salary due to an officer and related party investor of the Company.

14. Subsequent Events

The Company has evaluated subsequent events occurring through March 30, 2026, the date the consolidated financial statements were available to be issued, for events requiring recording or disclosure in the Company’s consolidated financial statements.

During February 2026, the Company sold an aggregate of 400,000 shares of its Common Stock to Yorkville pursuant to advance notices delivered under the SEPA at a price of $1.19 per share. The Company received gross proceeds of approximately $0.5 million in connection with these issuances.